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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       AUGUST 13, 1997
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                         FLORIDA PANTHERS HOLDINGS, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       FLORIDA                    1-13173               65-0676005
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(STATE OR OTHER JURISDICTION      (COMMISSION           (IRS EMPLOYER
OF INCORPORATION)                FILE NUMBER)        IDENTIFICATION NO.)



    100 NORTHEAST THIRD AVENUE, SECOND FLOOR, FORT LAUDERDALE, FLORIDA 33301
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


Registrant's telephone number, including area code      (954) 768-1900
                                                     ----------------------

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS; IF CHANGED SINCE LAST REPORT)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

          On July 8, 1997, Florida Panthers Holdings, Inc. (the "Company") entered into a merger agreement (the "Merger Agreement") with Gary V. Chensoff and ResortHill, Inc., an Illinois corporation, relating to the proposed acquisition by the Company of ownership interests in The Registry Hotel at Pelican Bay (the "Registry Hotel"). The transaction contemplated by the Merger Agreement was consummated on August 13, 1997 and was accounted for under the purchase method of accounting. Pursuant to the Merger Agreement, the Company acquired interests constituting approximately 68% of the Registry Hotel which is located in Naples, Florida, in exchange for approximately $75.5 million in cash, together with 918,174 shares of the Company's Class A common stock, par value $.01 per share.




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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Financial statements of the business acquired shall be provided pursuant to an Amendment to this Form 8-K, unless "previously reported," as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.

         (b)      Pro Forma Financial Information.

                  Pro forma financial information shall be provided pursuant to an Amendment to this Form 8-K, unless "previously reported," as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934.

         (c)      Exhibits.




       Exhibit No.                           Description
       -----------                           -----------

        2.1             Merger Agreement, dated July 8, 1997, by and among the
                        Company, FPH/RHI Merger Corp., Inc., ResortHill, Inc.
                        and Gary V. Chensoff (incorporated by reference to the Company's Registration Statement on Form S-1--Regis. No.
                        333-30925)





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


August 28, 1997                            FLORIDA PANTHERS HOLDINGS, INC.


                                             By:  /s/ William M. Pierce
                                                 ----------------------------
                                                 William M. Pierce
                                                 Senior Vice President and
                                                 Chief Financial Officer



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